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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 15, 1999


                            ALLFIRST FINANCIAL INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
        (State or other jurisdiction of incorporation or organization)


      1-7273                                         52-0981378
(Commission File Number)                    (I.R.S. Employer Identification No.)


25 S. Charles Street
Baltimore, Maryland                                         21201
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:(410) 244-4000


                            First Maryland Bancorp
         (Former name or former address, if changed since last report)
                        ______________________________
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Item 5.  Other Events

     On September 15, 1999, First Maryland Bancorp ("First Maryland") was merged into Allfirst Financial Inc., a Delaware corporation ("Allfirst Financial"), with Allfirst Financial as the surviving corporation (the "Merger"). The two purposes of the Merger were to change the state of incorporation of First Maryland from Maryland to Delaware and, as previously announced, to change the name of First Maryland to "Allfirst Financial Inc." First Maryland formed Allfirst Financial solely for the purpose of effecting the Merger. The Merger was structured as an "F" reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and Allfirst Financial did not engage in any activities or business or issue any capital stock or other securities prior to the Merger.

     The capital structure, stockholders, assets and business of Allfirst Financial are identical to those of First Maryland. Allied Irish Banks, p.l.c., continues to own all of the outstanding common stock, and control 99% of the voting power of the outstanding capital stock, of Allfirst Financial. The 90,000 outstanding shares of 4.50% Redeemable Preferred Stock of First Maryland were converted into 90,000 shares of an identical preferred stock of Allfirst Financial. Allfirst Bank, the principal subsidiary, and all other direct and indirect subsidiaries of First Maryland, are now direct and indirect subsidiaries of Allfirst Financial. The individuals who served as directors, officers and employees of First Maryland at the time of the Merger now hold the same offices and positions with, and perform the same functions for, Allfirst Financial.

     Allfirst Financial succeeded to all of the assets, properties, rights, privileges, powers and franchises, and became responsible for all of the debts, liabilities and obligations, of First Maryland existing on the effective date of the Merger without limitation or restriction, including First Maryland's liabilities under the 8.375% Subordinated Notes due May 15, 2002, the 7.20% Subordinated Notes due July 1, 2007, the 6.875% Subordinated Notes due June 1, 2009, the Floating Rate Junior Subordinated Debentures due 2027, the Floating Rate Junior Subordinated Debentures due 2027, Series B, and the Floating Rate Junior Subordinated Debentures due July 15, 2029, Series A.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

     2.1 Agreement of Merger, dated as of September 13, 1999, between First Maryland and Allfirst Financial*

     3.1  Restated Certificate of Incorporation of Allfirst Financial*

     3.2  Bylaws of Allfirst Financial*
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     4.1  Supplemental Indenture No.1, dated as of September 15, 1999, between
          Bankers Trust Company and Allfirst Financial, to the Indenture, dated as of May 15, 1992, between Bankers Trust Company and First Maryland*

     4.2 Supplemental Indenture No.1, dated as of September 15, 1999, between The Bank of New York and Allfirst Financial, to the Indenture, dated as of December 30, 1996, between The Bank of New York and First Maryland*

     4.3 Supplemental Indenture No.1, dated as of September 15, 1999, between The Bank of New York and Allfirst Financial, to the Indenture, dated as of February 4, 1997, between The Bank of New York and First Maryland*

__________
*filed herewith


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 1999         ALLFIRST FINANCIAL INC.


                              By: /s/ ROBERT L. CARPENTER, JR.
                                 ------------------------------
                                      Robert L. Carpenter, Jr.
                                      Senior Vice President
                                       and Controller

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                                 EXHIBIT INDEX
                                 -------------


Exhibit    Description                                                      Page
-------    -----------                                                      ----

2.1 Agreement of Merger, dated as of September 13, 1999, between First Maryland and Allfirst Financial*

3.1        Restated Certificate of Incorporation of Allfirst Financial*

3.2        Bylaws of Allfirst Financial*

4.1 Supplemental Indenture No.1, dated as of September 15, 1999, between Bankers Trust Company and Allfirst Financial, to the Indenture, dated as of May 15, 1992, between Bankers Trust Company and First Maryland*

4.2 Supplemental Indenture No.1, dated as of September 15, 1999, between The Bank of New York and Allfirst Financial, to the Indenture, dated as of December 30, 1996, between The Bank of New York and First Maryland*

4.3 Supplemental Indenture No.1, dated as of September 15, 1999, between The Bank of New York and Allfirst Financial, to the Indenture, dated as of February 4, 1997, between The Bank of New York and First Maryland*